Exhibit 10.1

Shares of Common Stock and Warrants

as Units, each Unit consisting of One Share and One Warrant

to be sold in a Rights Offering and Best Efforts Public Offering

2,594,082 Units

CLEARSIGN COMBUSTION CORPORATION

DEALER MANAGER AND PLACEMENT AGENT AGREEMENT

December 7, 2016

MDB Capital Group, LLC

2425 Cedar Springs Road

Dallas, Texas 75201

Ladies and Gentlemen:

ClearSign Combustion Corporation, a Washington corporation (the “Company”), proposes to conduct a rights offering (the “Rights Offering”), pursuant to which the Company will distribute to holders of record of its common stock, $0.0001 par value per share (“Common Stock”), as of December 19, 2016, subscription rights (the “Rights”) to subscribe for up to an aggregate of 2,594,082 units (the “Units”), each Unit consisting of one share of Common Stock (“Shares”) and a two-year warrant representing the right to purchase one share of Common Stock at an exercise price of $4.00 per share (“Warrants”), at a subscription price of $4.00 per Unit in cash (the “Subscription Price”) for up to an aggregate of approximately $10,376,328 in gross proceeds. Pursuant to this agreement (“Agreement”), the Company appoints MDB Capital Group, LLC (“MDB”) as exclusive dealer manager and as exclusive placement agent, as provided herein and subject to the terms and conditions thereof.

1.           The Rights Offering.

(a)          The Company proposes to undertake the Rights Offering pursuant to which each holder of Common Stock shall receive .20 Rights for each share of Common Stock held of record (the “Record Holders”) at the close of business on December 19, 2016 (the “Record Date”). Record Holders will be entitled to subscribe for and purchase, at the Subscription Price, one Unit for each 5 Rights held.  The Shares and Warrants comprising the Units will be separated at Closing and will be issued as separate securities.  Record Holders will only be entitled to purchase the number of Units representing a whole number of Shares and Warrants, rounded down to the nearest whole number of Units a Record Holder would otherwise be entitled to purchase.

(b)          The Rights will not trade or be listed for quotation on any exchange or service, and shall not be transferrable by the shareholders or otherwise tradable in a private or public market.

(c)       The Rights will expire at 5:00 p.m., Eastern time, on January 13, 2017 (the “Expiration Date”), which date may not be changed by the Company without the consent of MDB, which consent may be withheld in its discretion. Any Rights not exercised on or before the Expiration Date will expire worthless without any payment to the Record Holders of unexercised Rights. There will be no oversubscription right or standby purchaser other than MDB acting as the Placement Agent as provided herein.

2.           Appointment as Dealer Manager and Placement Agent

(a)          The Company hereby appoints MDB as the exclusive dealer-manager (“Dealer Manager”) for the Rights Offering and authorizes the Dealer Manager to act as such in connection with the Rights Offering.

(b)          The services of the Dealer Manager will consist of the following: (i) providing market assistance in connection with the conduct of the Rights Offering by the Company; (ii) providing financial advice to the Company in connection with the Rights Offering (including advice regarding the structure, pricing, timing and other terms and conditions of the Rights Offering); and (iii) responding to requests for information and materials in connection with the Rights Offering in coordination with the information agent, if any, who will be the primary source of information to the holders of Rights for information about the Rights Offering, and the transfer agent for the Company regarding the Rights Offering; and (iv) in accordance with customary practice, to solicit the exercise of the Rights and subscriptions for the Units (the foregoing services being referred to as the “Solicitation Services”). The Solicitation Services shall commence upon the execution and delivery of this Agreement and end on the Expiration Date. The Company hereby authorizes the Dealer Manager, or one or more registered broker-dealers chosen exclusively by the Dealer Manager, to act as the Company’s agent in making the Rights Offering to residents of such states as to which such agent designation may be necessary to comply with applicable law. The Company hereby acknowledges that the Dealer Manager is acting only as a dealer-manager in connection with the Rights Offering. The Dealer Manager shall not (and shall not be obligated to) underwrite or place any Rights or any Units, Shares or Warrants offered or sold in the Rights Offering, and the Company acknowledges and agrees that the Dealer Manager’s participation as Dealer Manager does not ensure or guarantee that the Company will raise any funds through the Rights Offering.

(c)          The Company and MDB acknowledge that MDB and its affiliates beneficially own approximately 7.6% shares of the Company’s common stock and may, although they are not required to, participate in the Rights Offering.

(d)          The Company also hereby appoints MDB as exclusive placement agent (“Placement Agent”), and subject to the terms and conditions stated in this Agreement, the Placement Agent agrees to sell, on a best efforts, no minimum basis, those Units not subscribed for by Record Holders in the Rights Offering (“Offered Units”). The Offered Units will be the same as the Units offered and sold in the Rights Offering. The Company and MDB acknowledge that MDB and its affiliates and employees may acquire Offered Units.

(e)          The Company further acknowledges that MDB, in each of its capacities, is acting as an independent contractor pursuant to a contractual relationship created by this Agreement, which was entered into on an arm’s length basis, and in no event do the parties intend that MDB, in whatever capacity it is acting under this Agreement be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other natural person, partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity or organization (each, a “Person”) in connection with any activity that MDB may undertake or has undertaken in furtherance of the Rights Offering or Placement Agent, either before or after the date hereof. The Company and MDB agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by MDB to the Company, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against MDB and each Person associated therewith with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

3.            Agreement to Sell; Compensation.

(a)          Sale of the Offered Units. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to issue and sell to public investors through the efforts of the Placement Agent, acting as the agent of the Company, the Offered Units. The Placement Agent will offer on a best efforts, no minimum basis the Offered Units on behalf of the Company to both retail and institutional investors. The offering of the Offered Units shall be completed no later than January 31, 2017, which date may not be extended for any reason, and there will be one closing for the Offered Units. The Company understands that a “best efforts” offering transaction does not assure that the offering of the Offered Units will be consummated. It is understood and agreed that the Placement Agent is under no obligation to purchase any of the Offered Units for its own account, or the account of or by its affiliates, in any amount. This Agreement does not create any partnership, joint venture or other similar relationship between MDB and the Company.

(b)          Compensation of Dealer Manager and Placement Agent. At the Closing (as herein defined), as compensation, the Company will either (i) pay a cash fee equal to six percent (6.0%) of the gross proceeds from the sale of Units in the Offering to Record Holders and the Offered Units, or (ii) with the agreement of MDB, issue to MDB and its designees that number of Units equal to six percent (6.0%) of the number of Units sold to the Record Holders and of the Offered Units sold to investors (the “Agent Units”).

4.           Delivery and Payment

(a)          Escrow Account. All funds from the exercise of the Rights will be deposited in an escrow account maintained with VStockTransfer LLC, as escrow agent, pending a final determination of the number of Shares and Warrants to be issued pursuant to the exercise of Rights. All funds from the sale of the Offered Units will be deposited in an escrow account, which will be maintained in accordance with Rules 10b-9 and 15c2-4, applicable rules of FINRA and the terms of this Agreement, with the Delaware Trust Company, as escrow agent, pending a final determination of the number of Shares and Warrants to be issued as the Offered Units. The Company may conduct a closing of the Rights Offering (the “Rights Closing”) not earlier than three (3) business days after the Expiration Date and before January 31, 2017, upon the mutual agreement of the Company and the Placement Agent. The closing of the Offered Units will take place on a date (the “Closing Date”) as mutually agreed by the Company and the Placement Agent on or before January 31, 2017 (the “Closing”)

(b)          Delivery of Units. Delivery of the securities sold in the Rights Offering will be made in the form of Shares and Warrants, and not as certificated Units, as instructed by the Company, against payment of the Purchase Price from the escrow account as released from escrow, in the case of Units issuable upon the exercise of Rights, as directed by the Company, and in the case of issuance of Offered Units, upon joint instruction of the Company and the Placement Agent, through the facilities of The Depository Trust Company (“DTC”), delivered to designated accounts or to the purchasers directly, if not deliverable through the DTC.

(c)          Payment of Purchase Price. The Purchase Price will be made by wire transfer or bank certified check payable in same-day funds to the order of the Company, less any commission, fees and expenses of MDB and others as provided herein, which will be paid directly to MDB or such persons.

(d)          Transfer Taxes. The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of any the Shares, the Warrants, the shares of Common Stock underlying the Warrants and the Agent Units, if any, shall be borne by the Company.

5.           Representations and Warranties of the Company. The Company represents, warrants and covenants to MDB that:

(a)          Filing and Effectiveness of Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-208784) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement as may have been required to the date of this Agreement. The registration statement has been declared effective by the Commission. The registration statement, at any given time, including amendments thereto at that time, the exhibits and any schedules thereto at that time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at that time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act or otherwise pursuant to the Rules and Regulations at that time, is herein called the “Registration Statement.”

(b)          Prospectus Supplement. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement relating to the Units as a form of prospectus included in the Registration Statement in the form heretofore delivered to MDB. This prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus.” The supplemental form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus.” Any preliminary form of Prospectus which is filed or used prior to filing the Prospectus is hereinafter called a “Preliminary Prospectus.” Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus. The Preliminary Prospectus and Prospectus will describe the Rights Offering and the offer and sale of the Units, the Shares, the Warrants and the shares of Common Stock underlying the Warrants to be issued in the Rights Offering and the Agent Units, all of which are referred to collectively as the “Securities.”

For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is deemed to be incorporated by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

(c)          No Stop Order. No order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus has been issued by the Commission and each such document, at the time of filing or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by MDB specifically for use in the preparation thereof (“MDB Information”).

6.           SEC Comments. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information, if any. The Registration Statement has become and remains effective as provided in Section 8 of the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

Each part of the Registration Statement and any post-effective amendment thereto, at the time such part became effective (including each deemed effective date with respect to MDB pursuant to Rule 430B under the Securities Act), at all other subsequent times until the expiration of the Prospectus Delivery Period (as defined below), and at the Closing Date (as hereinafter defined), and the Prospectus (or any amendment or supplement to the Prospectus), at the time of filing or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until expiration of the Prospectus Delivery Period, and at the Closing Date complied and will comply in all material respects with the applicable requirements and provisions of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until the expiration of the Prospectus Delivery Period, and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the rules and regulations of the Commission applicable thereto. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to MDB furnished to the Company by MDB specifically for use in the preparation thereof.

7.            Free Writing Prospectus.

(a)          Neither (A) the Issuer Free Writing Prospectus(es) issued at or prior to the Time of Sale, the Statutory Prospectus and the information set forth in Schedule I to this Agreement, all considered together (collectively, the “General Disclosure Package”), and together with the price to the public, the number of Securities to be included on the cover page of the Prospectus nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by MDB specifically for use in the preparation thereof. As used in this paragraph and elsewhere in this Agreement: “Time of Sale” means 8:30 a.m. (Eastern time) on the date of this Agreement.

“Statutory Prospectus” as of any time means the Preliminary Prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B under the Securities Act shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer Free Writing Prospectus.

(b)          Each Issuer Free Writing Prospectus, as of its date and at all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies MDB, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by MDB specifically for use in the preparation thereof.

(c)          At the earliest time after the filing of the Registration Statement that the Company made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

(d)          Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

8.           Company Representations.

(a)          Good Standing. The Company has been duly incorporated and is existing and in good standing under the laws of the State of Washington, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing (i) would not have, singly or in the aggregate, a material adverse effect on the Company or its businesses, properties, business prospects, condition (financial or other) or results of operations or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement or the General Disclosure Package (any such effect as described in clauses (i) or (ii), is referred to herein as a “Material Adverse Effect”).

(b)          Subsidiaries. The Company has no subsidiary that is a “significant subsidiary” of the Company within the meaning of Rule 1.01 of Regulation S-X under the Securities Act.

(c)          Capital Stock. The Shares (including those Shares included in the Agent Units) to be issued and sold under this Agreement and the Common Stock to be issued and sold upon exercise of the Warrants and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Shares (including those included in the Agent Units) and Common Stock underlying the Warrants have been delivered and paid for in accordance with this Agreement or the Warrant Agreement, as the case may be, will have been, validly issued, fully paid and nonassessable, will conform to the information in the Registration Statement, General Disclosure Package and Prospectus and to the description of the Securities contained in the Prospectus; the stockholders of the Company have no statutory or contractual preemptive rights with respect to its Common Stock; none of the outstanding shares of capital stock of the Company are or will have been issued in violation of any statutory or contractual preemptive rights of any security holder; and the authorized equity capitalization of the Company is as set forth in the Registration Statement, General Disclosure Package and Prospectus. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those described above or accurately described in the Registration Statement, General Disclosure Package and Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, General Disclosure Package and Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(d)          No Finder’s Fee. There are no contracts, agreements or understandings between the Company and any person, other than with MDB, that would give rise to a valid claim against the Company or MDB for a brokerage commission, finder’s fee or other like payment.

(e)          Financial Statements. The financial statements and schedules included or incorporated by reference in the Registration Statement, General Disclosure Package and Prospectus present fairly in all material respects the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved. The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, General Disclosure Package and Prospectus comply in all material respects with the Securities Act and the Exchange Act. No other financial statements or schedules of the Company are required by the Securities Act or the Exchange Act to be included in the Registration Statement, General Disclosure Package or Prospectus. Gumbiner Savett Inc. (the “Accountants”), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Securities Act and Rule 3600T of the PCAOB. The summary and selected financial data included in the Registration Statement and the General Disclosure Package present fairly in all material respects the information shown therein and have been compiled on a basis consistent with the audited financial statements presented in the Registration Statement and the General Disclosure Package.

(f)          Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, General Disclosure Package and Prospectus and prior to or on the Closing Date, except as set forth in or contemplated by the Registration Statement, General Disclosure Package and Prospectus, (i) the Company has not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, General Disclosure Package and Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, General Disclosure Package and Prospectus; (ii) there has not been and will not have been any change in the capitalization or long-term debt of the Company (other than in connection with the exercise of outstanding warrants or the grant or exercise of options to purchase the Common Stock granted pursuant to the Company’s existing equity incentive plans from the shares reserved therefor, or the issuance of shares under the Company’s existing equity incentive plans as described in the Registration Statement, General Disclosure Package and Prospectus), or any Material Adverse Effect arising for any reason whatsoever, (iii) the Company has not incurred and will not incur, except in the ordinary course of business as described in the Registration Statement, General Disclosure Package and Prospectus, any material liabilities or obligations, direct or contingent, the Company has not entered into and will not enter into, except in the ordinary course of business as described in the Registration Statement, General Disclosure Package and Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iv) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

(g)          Not an Investment Company. The Company is not, will not become as a result of the transactions contemplated hereby, an “investment company” or an “affiliated person” of, or “promoter” or “principal placement agent” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations issued thereunder (collectively, the “Investment Company Act”).

(h)          Litigation. Except as set forth in the Registration Statement, General Disclosure Package and Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or against any of its officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

(i)          Absence of Existing Defaults and Conflicts. The Company is not, and at the Closing Date, will not be, (i) in violation of any provision of its certificate of incorporation or bylaws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii), to its knowledge, in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable, except, with respect to clauses (ii) and (iii), any violations or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(j)          Absence of Further Requirements. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, including the offering and sale of the Securities, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the rules of The NASDAQ Stock Market in connection with the offering of the Securities.

(k)          Authorization; Absence of Defaults and Conflicts Resulting from Transaction. The Company has full corporate power and authority to enter into this Agreement and the agreements relating to the Rights Offering, including the Warrants, warrant agreement with the transfer agent of the Warrants, and the escrow agreement entered into in connection with the offering of the Units (collectively the “Transaction Documents”) and to perform and to discharge its obligations hereunder and thereunder. The Transaction Documents have been duly authorized, executed and delivered by the Company. The Transaction Documents are each a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity. The performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not (i) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or conflict with or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (A) the certificate of incorporation or bylaws of the Company, or (B) any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or affected, except, in the case of clause (i)(B), any lien, breach, violation, conflict, default or acceleration that, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (ii) to the knowledge of the Company, violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

(l)          Consent and Approvals. Except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws, FINRA and NASDAQ in connection with the offering and sale of the Securities by the Company, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of the Transaction Documents by the Company, the offer or sale of the Securities or the consummation of the transactions contemplated hereby or thereby.

(m)          Title to Property. The Company has good and marketable title to all properties and assets described in the Registration Statement, General Disclosure Package and Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not material to the business of the Company. The Company has valid, subsisting and enforceable leases for the properties described in the Registration Statement, General Disclosure Package and Prospectus as leased by it. The Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not reasonably be expected to have a Material Adverse Effect.

(n)          Off Balance Sheet Interests and Contracts. There is no document, contract, permit or instrument, affiliate transaction or off-balance sheet transaction (including, without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required to be described in the Registration Statement, General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required. All such contracts that would be required to be described or filed as set forth in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against and by the Company in accordance with the terms thereof, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

(o)          Offering Material; Stabilization. The Company has not distributed, and will not distribute prior to (i) the later of Closing Date and (ii) completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities, other than the Registration Statement, Base Prospectus, the General Disclosure Package and the Prospectus and other materials, if any, permitted by the Securities Act for use in connection with a public offering of the Securities. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(p)          Registration Rights. Except as disclosed in the Registration Statement, General Disclosure Package and Prospectus, no holder of securities of the Company has rights to the registration of any securities of the Company in connection with this offering of the Securities, which rights have not been waived by the holder thereof as of the date hereof.

(q)          Listing. The Common Stock and the Common Stock underlying the Warrants are registered under Section 12(b) of the Exchange Act and are traded on NASDAQ. The Company is in material compliance with all applicable corporate governance requirements set forth in the NASDAQ Market Place Rules that are currently in effect. No consent, approval, authorization or order of, or filing, notification or registration with, NASDAQ is required for the listing and trading of the Common Stock and the Common Stock underlying the Warrants on NASDAQ, except for (i) a Notification Form: Listing of Additional Shares, and (ii) a Notification Form: Change in the Number of Shares Outstanding.

(r)          Possession of Intellectual Property. Except as specifically disclosed in the Registration Statement, General Disclosure Package and Prospectus, (i) to the best of its knowledge, the Company owns or has adequate rights to use all trademarks, trade names, domain names, patents, patent rights, copyrights, technology, know-how (including trade secrets, inventions that are the subject of patent applications, and other unpatented or unpatentable proprietary or confidential information, inventions, systems or procedures), service marks, trade dress rights, and other intellectual property (collectively, “Intellectual Property”) and has such other licenses, approvals and governmental authorizations, in each case sufficient to conduct its business as now conducted and as now proposed to be conducted, and to the Company’s knowledge, none of the foregoing Intellectual Property rights owned or licensed by the Company is invalid or unenforceable, (ii) the Company has no actual knowledge of any infringement by it of Intellectual Property rights of others, where such infringement would reasonably be expected to have a Material Adverse Effect, (iii) the Company is not aware of any infringement, misappropriation or violation by others of, or conflict by others with rights of the Company with respect to, any Intellectual Property that would reasonably be expected to have a Material Adverse Effect, (iv) there is no claim being made against the Company or, to the actual knowledge of the Company, any employee of the Company, regarding Intellectual Property or other infringement that would reasonably be expected to have a Material Adverse Effect, and (v) the Company has not received any written notice of infringement with respect to any patent or any notice challenging the validity, scope or enforceability of any Intellectual Property owned by or licensed to the Company, in each case the loss of which patent or Intellectual Property (or loss of rights thereto) would have a Material Adverse Effect.

(s)          Taxes. The Company has filed all federal, state, local and foreign income tax returns that have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. The Company has no tax deficiency that has been or, to the knowledge of the Company, might reasonably be asserted or threatened against it that would reasonably be expected to have a Material Adverse Effect.

(t)          Permits and Licenses. Except as set forth in the Registration Statement, General Disclosure Package and Prospectus, the Company owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct its businesses as contemplated in the Registration Statement, General Disclosure Package and Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not reasonably be expected to have a Material Adverse Effect. There is no proceeding pending or, to the Company’s knowledge, threatened (or any basis therefor known to the Company) that may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company is conducting its business in compliance with all laws, rules and regulations applicable thereto, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect.

(u)          FCPA Compliance. The Company has not and, to the Company’s actual knowledge, none of its employees or agents at any time during the last five years have (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(v)          Internal Controls and Compliance with Sarbanes-Oxley. The books, records and accounts of the Company accurately and fairly reflect in all material respects, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of Sarbanes-Oxley and the rules and regulations promulgated in connection therewith with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission, and the statements contained in any such certification are complete and correct. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in Sarbanes-Oxley. The Company maintains (x) systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (y) disclosure controls and procedures (as defined in Rule 13a-14(c) under the Exchange Act); such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective. Since the date of the latest audited financial statements incorporated by reference in the Registration Statement, General Disclosure Package and Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(w)          ERISA Compliance. The Company has fulfilled in all material respects its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time) has occurred with respect to any employee benefit plan which would reasonably be expected to result in a Material Adverse Effect.

(x)          Labor Issues. No labor problem or dispute with the employees of the Company exists or, to the Company’s actual knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

(y)          Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in the Registration Statement, General Disclosure Package and Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(z)          Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in Registration Statement, General Disclosure Package and Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(aa)         Environmental Laws. The Company (i) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of subsections (i), (ii) and (iii) of this subsection (aa) as would not, individually or in the aggregate, have a Material Adverse Effect.

(bb)         FINRA. The Company nor any of its affiliates (within the meaning of FINRA Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, are controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.

(cc)         NASDAQ Approval. No approval of the shareholders of the Company under the rules and regulations of NASDAQ (including Rule 5635 of the Nasdaq Listing Rules) is required for the Company to complete the Rights Offering and the offering and sale of the Units and to sell and deliver the Agent Units, or otherwise complete the transactions in any of the Securities as contemplated by this Agreement and the Registration Statement, General Disclosure Package and Prospectus.

Any certificate signed by or on behalf of the Company and delivered to MDB or to counsel thereof shall be deemed to be a representation and warranty by the Company to MDB as to the matters covered thereby.

9.           Certain Agreements of the Company. The Company covenants and agrees with MDB as follows:

(a)          Filing of Prospectuses. The Company will prepare each part of the General Disclosure Package and the Prospectus in a form approved by MDB containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on rules 430A, 430B and 430C and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second (2nd) business day following the execution and delivery of this Agreement, if required, or if applicable, such earlier time as may be required by Rule 430A under the Securities Act; to notify MDB immediately of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement, Base Prospectus, any Preliminary Prospectus or to the Prospectus and to make no amendment or supplement to the Registration Statement, Base Prospectus, General Disclosure Package any Preliminary Prospectus or Prospectus to which MDB shall reasonably object by notice to the Company after a reasonable period to review; to advise MDB, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or any amended Issuer Free Writing Prospectus or amended Preliminary Prospectus or Prospectus has been filed and to furnish MDB copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d); to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Securities; to advise MDB, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, or the Prospectus of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the General Disclosure Package or Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b)          The Company represents and agrees that, unless it obtains the prior written consent of MDB, it has not made and will not, make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule I hereto, if any. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in MDB or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of MDB that MDB otherwise would not have been required to file thereunder.

(c)          If at any time when a Prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act, the Company will promptly notify MDB, and upon MDB’s request, the Company will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to MDB, without charge, such number of copies thereof as MDB may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by MDB.

(d)          If the General Disclosure Package is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of MDB, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to MDB an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e)          If at any time following issuance of an Permitted Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Permitted Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Statutory Prospectus, any Preliminary Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify MDB so that any use of the Permitted Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Permitted Issuer Free Writing Prospectus.

(f)          Filing of Amendments; Response to Commission Requests. The Company will promptly advise MDB of any proposal to amend or supplement the Registration Statement, any Preliminary Prospectus, General Disclosure Package or Prospectus until the completion of the purchase and sale of the Securities contemplated herein and the Prospectus Delivery Period and will afford MDB a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise MDB promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, any Preliminary Prospectus, General Disclosure Package, and Prospectus or for any additional information, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement, any Preliminary Prospectus, the General Disclosure Package or Prospectus or the threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(g)          Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Securities is (or but for the exemption in Rule 172 under the Securities Act would be) required to be delivered under the Securities Act in connection with sales by the Company (the “Prospectus Delivery Period”), any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement, the General Disclosure Package or supplement the Prospectus to comply with the Securities Act, the Company will promptly notify MDB of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to MDB and, to the extent applicable, the dealers and any other dealers upon request of MDB, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither MDB’s consent to, nor the delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 9 hereof. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(h)          Furnishing of Prospectuses. The Company will deliver promptly to MDB such number of the following documents as MDB shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) any Preliminary Prospectus, (iii) any General Disclosure Package and Permitted Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (h) to be made not later than 10:00 A.M., New York time, on the business day following the distribution of the subscription rights by the Company’s transfer agent), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package, Permitted Issuer Free Writing Prospectus or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (h) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the Registration Statement, General Disclosure Package, Permitted Issuer Free Writing Prospectus or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (h) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(i)          Blue Sky Qualifications. The Company, at its expense, will cause its counsel to provide to MDB a Final Blue Sky Memorandum, in such quantities as MDB reasonably request, for its use and the use of the selling members in connection with the offer and sale of the Securities.

(j)          Securities Act Rule 158. The Company will make generally available to holders of its securities (including without limitation by publicly filing the same with the Commission) as soon as may be practicable, but in no event later than the Availability Date (as defined below), an earnings statement (which need not be audited but shall be in reasonable detail) covering a period of 12 months commencing after the Effective Date that will satisfy the provisions of Section 11(a) of the Securities Act (including Rule 158 thereunder). For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(k)          Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

(l)          Intentionally deleted.

(m)          Compliance with Sarbanes-Oxley Act. The Company will comply in all material respects with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply in all material respects with such laws, rules and regulations.

(n)          Correspondence with the Commission. The Company will supply MDB with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Securities Act or the Registration Statement, any Preliminary Prospectus, General Disclosure Package or Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(o)          Publicity. Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which MDB is notified beforehand), without the prior written consent of MDB, unless in the judgment of the Company and its counsel, and after notification to MDB, such press release or communication is required by law.

(p)          Further Actions. The Company will use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Units.

(q)          Registration of the Agent Units. Provided the Company, with MDB’s consent, pays the compensation owed to MDB for the dealer manager and placement agent services with Units, including the shares of Common Stock and Warrants in the Units and the shares of Common stock underlying the Warrants, will be included in the Registration Statement as registered securities thereunder.

(r)          Escrow Agreement. As of the date of this Agreement, the Company has entered into an escrow agreement in connection with the Subscription Rights with VStock Transfer LLC, and the Company and MDB, as Placement Agent, will have entered into an escrow agreement with Delaware Trust Company, for the purpose of establishing an escrow account to hold the Purchase Price of the Offered Units until the Closing.

10.         Payment of Expenses; FINRA Restriction on Transfer. The Company agrees to pay, or reimburse if paid by MDB and pre-approved in advance by the Company, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares, Warrants and Agent Units pursuant to this Agreement and any taxes payable in that connection; (b) the costs incident to the Registration of the Securities under the Securities Act; (c) the costs incident to the preparation, printing, filing and distribution of the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein and the costs of printing, reproducing and distributing any transaction document by mail, telex or other means of communications; (d) any applicable listing, quotation or other fees; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 9(i) and of preparing, printing and distributing wrappers, blue sky memoranda and legal investment surveys (if any); (f) the cost of preparing and printing stock certificates; (g) all fees and expenses of the registrar and transfer agent of the Shares and Warrants; (h) a non-accountable expense allowance with respect to the expenses and fees of MDB’s counsel, in an amount of $60,000 of which $10,000 shall be credited to the Company at closing in connection with the advance that was previously paid to MDB or its counsel pursuant to that certain engagement agreement, dated December 1, 2016 by and between the Company and MDB; and (i) all other costs and expenses of the Company incident to the offering of the Securities or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the travel and other expenses incurred by Company personnel in connection with any “road show” including, without limitation, any expenses advanced by MDB on the Company’s behalf (which will be promptly reimbursed.); provided that, except to the extent otherwise provided in this Section 10 and Sections 12 and 13, MDB shall pay its own costs and expenses, including the fees and expenses of its counsel.

If MDB or its affiliates are issued any Agent Units, then pursuant to FINRA Rule 5110(g), any Agent Units, including the underlying Shares or Warrants issued to MDB or its affiliates shall not be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the date of effectiveness or commencement of sales of the Offered Units, except the transfer of any such security may be made: (i) by operation of law or by reason of our reorganization; (ii) to any FINRA member firm participating in the Rights Offering or offering of the Offered Units and the officers or partners thereof, if all securities so transferred remain subject to the lock-up restriction set forth above for the remainder of the time period. In addition, notwithstanding such restrictions, the exercise or conversion of any security will not be prohibited, if all securities remain subject to the lock-up restriction set forth above for the remainder of the time period.

11.         Conditions of the Obligations of MDB. The obligations of MDB hereunder, and the Closing of the sale of the Units, will be subject to the accuracy of the representations and warranties of the Company herein (as though made on the Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)          Accountants’ Comfort Letter. MDB shall have received the letter, dated the date hereof, of Gumbiner Savett Inc., in substantially in the form and substance reasonably satisfactory to MDB, attached as Exhibit B hereto and a “bring down” comfort letter dated as of the Closing Date, in form and substance reasonably satisfactory to MDB, in each case addressed to MDB, to the effect that they reaffirm the statements made in the letter furnished as of the date hereof, except that the specified date referred to therein for carrying out of the procedures shall be no more no more than three days prior to the Closing Date.

(b)          Filing of Prospectus; No Stop Order; No Objection from FINRA. No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Preliminary Prospectus, the General Disclosure Package or Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of MDB; the General Disclosure Package shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Securities Act and in accordance with Section 3(a); and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(c)          No Material Misstatement or Omission. MDB shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for MDB, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that any Preliminary Prospectus, the General Disclosure Package, or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(d)          Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, the Securities, the Registration Statement, any Preliminary Prospectus, and the General Disclosure Package and the Prospectus and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for MDB, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(e)          No Material Adverse Change. Since the date of the latest audited financial statements included in the General Disclosure Package and Prospectus or incorporated by reference in the General Disclosure Package and Prospectus as of the date hereof, (i) the Company has not sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement, General Disclosure Package and Prospectus, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company, any litigation or other proceeding instituted against the Company, otherwise than as set forth in the Registration Statement and the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (e), is, in the judgment of MDB, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package.

(f)          No Legal Action. No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(g)          Opinion of Counsel for the Company; Blue Sky Memorandum. MDB shall have received an opinion and negative assurance (10b-5) statement, addressed to MDB, dated as of the Closing Date, of Mitchell Silberberg & Knupp LLP, counsel for the Company, in substantially the form agreed to with counsel to MDB prior to the date hereof. MDB also will have received a standard form of Blue Sky Memorandum, addressed to MDB, dated as of the Closing Date, of Mitchell Silberberg & Knupp LLP, or other law firm acceptable to MDB.

(h)          Officer’s Certificate. The Company shall have furnished to MDB a certificate, dated the Closing Date, of its Chairman of the Board, Chief Executive Officer, its President or a Vice President and its chief financial officer stating that (i) such officers have carefully examined the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, any Permitted Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each part thereof from time to time and each amendment thereto, as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement, the General Disclosure Package and Prospectus as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the Effective Date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, General Disclosure Package or Prospectus that was not so set forth, (iii) to the best of their knowledge, as of the Closing Date, the representations and warranties of the Company in this Agreement and any other Transaction Document are true and correct, except that any such representation or warranty shall be true and correct in all respects where such representation or warranty is qualified with respect to materiality, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Registration Statement, General Disclosure Package and Prospectus, any material adverse change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Registration Statement, General Disclosure Package and Prospectus.

(i)          Intentionally deleted.

(j)          Additional Certificates. The Company shall have furnished to MDB such certificates (including a Secretary’s Certificate), in addition to those specifically mentioned herein, as MDB may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement, General Disclosure Package and Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of MDB. MDB may, in its sole discretion, waive compliance with any conditions to the obligations of MDB under this Agreement.

(k)          Listing of Common Stock. NASDAQ has received the notice of issuance of the Securities and as of the Closing Date NASDAQ has not raised any objection to the Rights Offering or the offering, issuance and sale of the Units in the Rights Offering or the Agent Units by the Company, and the Common Stock is admitted for listing on NASDAQ.

12.          Indemnification and Contribution.

(a)          The Company will indemnify and hold harmless the MDB, as Dealer Manager and Placement Agent, and each of its respective, affiliates, partners, members, directors, officers, managers, employees and agents and each person, if any, who controls MDB within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “MDB Indemnified Parties”), from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, General Disclosure Package, Permitted Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or arise out of or are based in whole or in part, on any inaccuracy in the representations and warranties of the Company contained herein, or any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person by MDB and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to MDB furnished in writing to the Company by or on behalf of MDB, expressly for inclusion in the Registration Statement, any Preliminary Prospectus, General Disclosure Package, the Prospectus, or any Permitted Issuer Free Writing Prospectus. The Company acknowledges that the MDB Information constitutes the only information furnished in writing to the Company by or on behalf of MDB, expressly for inclusion in the Registration Statement, any Preliminary Prospectus, General Disclosure Package or Prospectus, or any Permitted Issuer Free Writing Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b)          MDB will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnified Parties”), to the same extent as the foregoing indemnity from the Company to MDB, as set forth in Section 12(a), but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with MDB Information, provided expressly for use in the Registration Statement, any Preliminary Prospectus, General Disclosure Package, the Prospectus, or any Permitted Issuer Free Writing Prospectus. The Company acknowledges that the MDB Information in the Prospectus constitutes the only information relating to MDB furnished in writing to the Company by or on behalf of MDB. This indemnity will be in addition to any liability that MDB might otherwise have.

(c)          Any party that proposes to assert the right to be indemnified under this Section 12 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 12, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 12 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party, unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. Subject to Section 12(f) hereof, all such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed).

(d)          If the indemnification provided for in this Section 12 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under paragraphs (a), (b) and (c) of this Section 12 in respect of any losses, claims, liabilities, expenses and damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than MDB, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) by such indemnified party as a result of such losses, claims, liabilities, expenses and damages in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and MDB, on the other hand. The relative benefits received by the Company, on the one hand, and MDB, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by MDB, in each case as set forth in the table on the cover page of the Prospectus or otherwise disclosed in the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and MDB, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or MDB, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and MDB agree that it would not be just and equitable if contributions pursuant to this Section 12(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 12(d) shall be deemed to include, for purposes of this Section 12(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 12(d), MDB shall not be required to contribute any amount in excess of the commission received by it pursuant to this Agreement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12(d), any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 12(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 12(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

(e)          The indemnity and contribution agreements contained in this Section 12 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of MDB, (ii) acceptance of any of the Shares and payment therefor, or (iii) any termination of this Agreement.

(f)          In addition to its other obligations under Section 12(a) of this Agreement, the Company hereby agrees to reimburse MDB on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon, in whole or in part, any statement or omission or alleged statement or omission, or any inaccuracy in the representations and warranties of the Company contained herein or failure of the Company to perform its obligations hereunder or under law, all as described in Section 12(a), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 12(f) and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

13.         Survival of Certain Representations and Obligations. The respective indemnities, contribution agreements, agreements, representations, warranties and other statements of the Company or its officers and of MDB set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of MDB, the Company or any of their respective officers or directors or any controlling person, and will survive delivery of and payment for the Securities or any termination of this Agreement. If the sale and issuance of the Securities by the Company hereunder are not consummated for any reason, the Company will promptly reimburse MDB for all out of pocket expenses reasonably incurred in connection with the offering of the Securities in accordance with Section 10 hereof, and the respective obligations of the Company and MDB pursuant to Section 12 hereof shall remain in effect. In addition, if any Securities have been sold pursuant to the terms of this Agreement, the representations and warranties in Section 8 hereof and all obligations under Sections 9 and 11 hereof shall also remain in effect.

14.         Notices. All communications hereunder will be in writing and, if sent to MDB, will be mailed, delivered or telegraphed and confirmed to MDB Capital Group, LLC, 2425 Cedar Springs Road, Dallas, Texas 75201, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 12870 Interurban Avenue South, Seattle, Washington 98168.

15.         Successors. This Agreement will inure to the benefit of and be binding upon parties hereto and their respective successors, assigns and the officers and directors and controlling persons referred to in Section 12, and no other person will have any right or obligation hereunder. This Agreement shall also inure to the benefit of MDB and its successors and assigns, which shall be third party beneficiaries hereof. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of each of the MDB Indemnified Parties and the indemnities of MDB shall be for the benefit of the Company Indemnified Parties

16.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

17.         Termination of this Agreement. The obligations of MDB under this Agreement may be terminated by MDB at any time on or prior to the Closing Date by notice to the Company from MDB, without liability on its part to the Company if, in their respective sole judgment, (i) trading in any of the equity securities of the Company shall have been suspended or limited by the Commission or by NASDAQ, (ii) trading in securities generally on the New York Stock Exchange or NASDAQ shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange, by order of the Commission or any court or other governmental authority, or by NASDAQ, (iii) a general banking moratorium shall have been declared by either federal or New York State authorities or any material disruption of the securities settlement or clearance services in the United States shall have occurred, or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States, any outbreak or escalation of hostilities involving the United States, a declaration of a national emergency or war by the United States, or other calamity or crisis, either within or outside the United States, shall have occurred, the effect of which is such as to make it, in the sole judgment of MDB, impracticable or inadvisable to proceed with completion of the offering of the Securities on the terms and in the manner contemplated in the Registration Statement, any Preliminary Prospectus, General Disclosure Package and the Prospectus. In addition, the obligations of MDB hereunder may be terminated by MDB in the absolute discretion of MDB by notice given to the Company prior to delivery of and payment for the Units, if, prior to that time, any of the events described in Sections 6(e) and (f) have occurred.

18.         Absence of Fiduciary Relationship. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by MDB, the Company acknowledges and agrees that (i) the services and purchase and sale of the Securities pursuant to this Agreement (including the determination of the terms of the offering of the Securities) is an arm’s-length commercial transaction between the Company and MDB, as the case may be (ii) MDB has not assumed any advisory or fiduciary responsibility in favor of the Company with respect to the transactions and offerings contemplated hereby or the process leading thereto (irrespective of whether MDB has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iii) MDB and its respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and have no obligation to disclose or account to the Company for any of such differing interests, and (iv) the Company has consulted its own legal, tax, accounting and financial advisors to the extent it deemed appropriate.  The Company hereby agrees that it will not claim that MDB has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

19.         Prior Agreements. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and MDB, with respect to the subject matter of the offering contemplated by this Agreement, except for any provisions that specifically are intended to survive of any prior agreements.

20.         Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

21.         Governing Law. This Agreement shall be deemed to have been made and delivered in the City of Seattle and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Washington. The Company (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the Superior Court of the State of Washington, County of King or in the United States District Court for the District of Western Washington, (2) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (3) irrevocably consents to the jurisdiction of the Superior Court of the State of , County of King, and the United States District Court for the District of Western Washington in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Superior Court of the State of Washington, County of King, or in the United States District Court for the District of Western Washington and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

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If the foregoing is in accordance with your understanding of the agreement between the Company and MDB, kindly sign one of the counterparts hereof, whereupon it will become a binding agreement between the Company and MDB in accordance with its terms.

Very truly yours,

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ Stephen E. Pirnat
Name: Stephen E. Pirnat
Title: Chief Executive Officer

Signature Page to Dealer Manager/Placement Agent Agreement

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MDB CAPITAL GROUP, LLC as Dealer Manager and as Placement Agent

By:	/s/ Anthony DiGiandomenico
Name: Anthony DiGiandomenico
Title: Authorized Signatory – Head of Investment Banking

Signature Page to Dealer Manager/Placement Agent Agreement

SCHEDULE I

Issuer Free Writing Prospectus:

Additional Documents included in the General Disclosure Package:

Permitted Issuer Free Writing Prospectus: